SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2005 (July 20, 2005)

ALFA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-11773	63-0838024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2108 East South Boulevard P.O. Box 11000, Montgomery, Alabama		36191-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (334) 288-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is furnished to the Securities and Exchange Commission pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 20, 2005, Alfa Corporation issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of this press release was filed July 20, 2005 with the SEC on Form 8-K. On July 20, 2005, Alfa Corporation also held a conference call that was broadcast online through the Alfa Corporation website and that was complementary to the press release announcing financial results for the quarter ended June 30, 2005. A transcript of the conference call presentation is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Document

99.1	Presentation transcript, July 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 25, 2005

ALFA CORPORATION

By:	/s/ STEPHEN G. RUTLEDGE
Stephen G. Rutledge Senior Vice President, Chief Financial Officer and Chief Investment Officer